DRIEHAUS MUTUAL FUNDS
Driehaus International Small Cap Growth Fund
Supplement dated September 16, 2008 to
Prospectus dated May 1, 2008
THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND
THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION
WITH THE PROSPECTUS.
Effective immediately, the third sentence of the first paragraph of the section entitled “Driehaus International Small Cap Growth Fund Summary — Goal and Strategy” on page 14 of the Prospectus and the third sentence of the second paragraph of the section entitled “Driehaus International Small Cap Growth Fund” on page 22 of the Prospectus are removed and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of non-U.S. “small cap companies,” which the Adviser currently considers to be companies located in the same countries and within the same market capitalization range at the time of investment as those included in the Morgan Stanley Capital International (MSCI) All Country World Ex-USA Small Cap Growth Index.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.